                                                                    EXHIBIT 3.25

                                                                       [STAMPED]

                           ARTICLES OF INCORPORATION
                                       OF
                         NETWORK CABLING SERVICES, INC.


         We, the undersigned natural persons of the age of twenty-one years or more, at least two of whom are citizens of the State of Texas, acting as incorporators of a corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation:

                                   ARTICLE I.

         The name of the corporation is JAR INSTRUMENTS, INC.

                                  ARTICLE II.

         The period of its duration is perpetual.

                                  ARTICLE III.

         The purposes for which the corporation is organized are:

         1. The transaction of any or all lawful business for which a corporation may be incorporated under the Texas Business Corporation Act.
         2. To buy, sell and deal in real property, personal property and services, subject to Part 4, Texas Miscellaneous Corporation Laws Act.

                                  ARTICLE IV.

         The aggregate number of shares which the corporation shall have authority to issue is 10,000 shares of the par value of $1.00 each.

                                   ARTICLE V.

         The corporation will not commence business until it has received for the issuance of its shares consideration of the value of $1,000.00, consisting of money, labor done, or property actually received.

                                  ARTICLE VI.

         The street address of its initial registered office is 501 Moody

National Bank Building, Galveston, Texas and the name of its initial registered agent of such address is Wilbur H. Dunten.

                                  ARTICLE VII.

         The number of directors constituting the initial Board of Directors is three (3) and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until the successors are elected and qualified are:

         Robert M. Apgar
         5505 Thornwood Circle
         Dickinson, Texas  77539

         Christopher D. Rhoads
         3915 Liggio
         Dickinson, Texas 77539

         Glynda J. Apgar
         5505 Thornwood Circle
         Dickinson, Texas  77539

                                 ARTICLE VIII.

         The names and addresses of the Incorporators are:

         Robert M. Apgar
         5505 Thornwood Circle
         Dickinson, Texas  77539

         Christopher D. Rhoads
         3915 Liggio
         Dickinson, Texas  77539

         Glynda J. Apgar
         5505 Thornwood Circle
         Dickinson, Texas  77539

         In witness whereof, we have hereunto set our hands this 10th day of
                                                                 ----
April, 1981.

                                             /s/ ROBERT M. APGAR
                                            --------------------------------
                                            ROBERT M. APGAR


                                             /s/ CHRISTOPHER D. RHOADS
                                            --------------------------------
                                            CHRISTOPHER D. RHOADS


                                             /s/ GLYNDA J. APGAR
                                            --------------------------------
                                            GLYNDA J. APGAR

THE STATE OF TEXAS         )
                           )
COUNTY OF GALVESTON        )


         I, the undersigned Notary Public in and for said county do hereby certify that on this day personally appeared before me, ROBERT M. APGAR, CHRISTOPHER D. RHOADS and GLYNDA J. APGAR, who each being by me first duly sworn, severally declared to me that they are the persons who signed the foregoing instrument as incorporators and that the statements therein contained are true.

         SUBSCRIBED AND SWORN TO BEFORE ME on the  10  day of April, 1981.
                                                  ----



                                             /s/ [ILLEGIBLE]
                                            -----------------------------------
                                            NOTARY PUBLIC in and for
                                            Galveston County, Texas

                                                              FILED
                                                       IN THE OFFICE OF THE
                                                    SECRETARY OF STATE OF TEXAS
                                                            AUG 19 1983


                                                              CLERK II U
                                                        CORPORATIONS SECTION

                             ARTICLES OF AMENDMENT

                                     TO THE

                           ARTICLES OF INCORPORATION


Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:


                                   ARTICLE ONE

The name of the corporation is JAR INSTRUMENTS, INC.


                                   ARTICLE TWO

The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on August 5, 1983.

The amendment alters or changes Article I of the original Articles of Incorporation and the full text of each provision added is as follows:

The new name of the corporation is JAR INDUSTRIES, INC.


                                  ARTICLE THREE

The number of shares of the corporation outstanding at the time of such adoption was 1650; and the number of shares entitled to vote thereon was 1500.


                                  ARTICLE FOUR

The number of shares voted for such amendment was 1500; and the number of shares voted against such amendment was 0.

                                  ARTICLE FIVE


The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                           No change in capital.


Dated  August 10, 1983




                                               JAR INDUSTRIES, INC.
                                             ---------------------------------

                                        By   /s/ ROBERT M. APGAR
                                             ---------------------------------

                                               President
                                             ---------------------------------

                                        And  /s/ GLYNDA J. APGAR
                                             ---------------------------------

                                               Secretary
                                             ---------------------------------


STATE OF TEXAS
COUNTY OF GALVESTON.

    Before me, a notary public, on this day personally appeared Robert M. Apgar and Glynda J. Apgar, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

Given under my hand and seal of office this 10th day of August, A.D., 1983.


                                            /s/ ALYCEN E. BRAY
                                            ---------------------------------
                                            Notary Public, State of Texas

                                            My commission expires:

                                            July 17, 1984
                                            ---------------------------------

                                                              FILED
                                                       In the Office of the
                                                    Secretary of State of Texas

                                                            JUL 27 1990

                                                        Corporations Section

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH
                             BY A PROFIT CORPORATION


1.   The name of the corporation is JAR INDUSTRIES, INC
                                    --------------------------------------------

     ---------------------------------------------------------------------------


2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of Texas before filing this statement is 501 MOODY NATIONAL BANK BLDG., GALVESTON, TX
                      ----------------------------------------------------------

     ---------------------------------------------------------------------------

3. The address, including street and number, to which its registered office is to be changed is 1919 SEALY, GALVESTON, TX 77550
                     -----------------------------------------------------------

     ---------------------------------------------------------------------------

     (Give new address or state "no change")

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, before filing this statement is WILBUR H. DUNTEN
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


5.   The name of its new registered agent is DAVID P. WALKER
                                             ----------------------------------

     ---------------------------------------------------------------------------

     (Give new name or state "no change")


6. The address of its registered office and the address of the office of its registered agent, as changed, will be identical.


7.   Such change was authorized by: (Check One)

      A. The Board of Directors.
---

 X    B. An officer of the corporation so authorized by the Board of Directors.
---


                                        /s/ ROBERT M. APGAR, PRESIDENT
                                        -------------------------------
                                        An authorized Officer

                                                              FILED
                                                       IN THE OFFICE OF THE
                                                    SECRETARY OF STATE OF TEXAS

                                                            AUG 09 1990

                                                        CORPORATIONS SECTION

                            ASSUMED NAME CERTIFICATE
                   FOR AN INCORPORATED BUSINESS OR PROFESSION

1. THE NAME OF THE INCORPORATED BUSINESS OR PROFESSION AS STATED IN ITS ARTICLES OF INCORPORATION OR COMPARABLE DOCUMENT IS JAR INDUSTRIES, INC.
                                                       ------------------------

2. THE ASSUMED NAME UNDER WHICH THE BUSINESS OR PROFESSIONAL SERVICE IS TO BE CONDUCTED OR RENDERED IS NETWORK CABLING SERVICES
                             --------------------------------------------------

3. THE STATE, COUNTRY, OR OTHER JURISDICTION UNDER THE LAWS OF WHICH IT WAS INCORPORATED OR ASSOCIATED IS TEXAS, AND THE ADDRESS OF ITS REGISTERED OR
                                  ------
    SIMILAR OFFICE IN THAT JURISDICTION IS 16910 TEXAS AVE. WEBSTER, TX 77598
                                          -------------------------------------

4. THE PERIOD, NOT TO EXCEED TEN YEARS, DURING WHICH THE ASSUMED NAME WILL BE USED IS 6/90 - 6/00
           --------------------------------------------------------------------

5. THE CORPORATION IS A (CIRCLE ONE): (BUSINESS CORPORATION), NON-PROFIT CORPORATION, PROFESSIONAL CORPORATION, PROFESSIONAL ASSOCIATION OR SOME OTHER TYPE OF INCORPORATED BUSINESS, PROFESSIONAL OR OTHER ASSOCIATION (SPECIFY)
             ------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------

6. IF THE CORPORATION IS REQUIRED TO MAINTAIN A REGISTERED OFFICE IN TEXAS, THE ADDRESS OF THE REGISTERED OFFICE IS 1919 SEALY AVE., GALVESTON, TX 77550
                                        ----------------------------------------
    AND THE NAME OF ITS REGISTERED AGENT AT SUCH ADDRESS IS DAVID P. WALKER
                                                            --------------------
    THE ADDRESS OF THE PRINCIPAL OFFICE (IF NOT THE SAME AS THE REGISTERED OFFICE) IS 1919 SEALY AVE. GALVESTON, TX 77550
               ----------------------------------------------------------------

7. IF THE CORPORATION IS NOT REQUIRED TO OR DOES NOT MAINTAIN A REGISTERED OFFICE IN TEXAS, THE OFFICE ADDRESS IN TEXAS IS____________________________ AND IF THE CORPORATION IS NOT INCORPORATED, ORGANIZED OR ASSOCIATED UNDER THE LAWS OF TEXAS, THE ADDRESS OF ITS PLACE OF BUSINESS IN TEXAS IS____________________________________________________ AND ITS OFFICE
    ADDRESS ELSEWHERE IS
                         ------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------

8. THE COUNTY OR COUNTIES WHERE BUSINESS OR PROFESSIONAL SERVICES ARE BEING OR ARE TO BE CONDUCTED OR RENDERED UNDER SUCH ASSUMED NAME ARE [IF APPLICABLE, USE THE DESIGNATION "ALL"]: ALL
                               ------------------------------------------------
    ---------------------------------------------------------------------------


                                         /s/ ROBERT M. APGAR, PRESIDENT
                                         -------------------------------
                                         SIGNATURE OF OFFICER, REPRESENTATIVE
                                         OR ATTORNEY-IN-FACT OF THE CORPORATION


BEFORE ME ON THIS 5TH DAY OF JULY, 1990, PERSONALLY APPEARED ROBERT M. APGAR
                  ---        ----------                      ------------------
AND ACKNOWLEDGED TO ME THE THAT  __HE EXECUTED THE FOREGOING CERTIFICATE
FOR THE PURPOSES THEREIN EXPRESSED.


                                         /s/ BLAYNE SCHORR
[SEAL]                                   --------------------------
                                         NOTARY PUBLIC     HARRIS COUNTY
                                                       --------------------


NOTE: A CERTIFICATE EXECUTED AND ACKNOWLEDGED BY AN ATTORNEY-IN-FACT SHALL INCLUDE A STATEMENT THAT THE ATTORNEY-IN-FACT HAS BEEN DULY AUTHORIZED IN WRITING BY HIS OR HER PRINCIPAL TO EXECUTE AND ACKNOWLEDGE THE SAME.

                                                              FILED
                                                       IN THE OFFICE OF THE
                                                    SECRETARY OF STATE OF TEXAS

                                                            MAR 23 1995

                                                        CORPORATIONS SECTION

                                     AMENDED

                            ARTICLES OF INCORPORATION

                                       OF

                         NETWORK CABLING SERVICES, INC.


         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

                                   ARTICLE ONE

         The name of the corporation is JAR INDUSTRIES, INC.

                                   ARTICLE TWO

         1. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on March 16, 1995:

         2. These amendments are in addition to the Amended Articles of Incorporation filed August 19, 1983 and the full text of the provisions added read as follows:

                                  "ARTICLE SIX

         No shareholder shall have any preemptive right to acquire any additional, unissued, or treasury shares of the corporation of any class now or hereafter authorized or held."

                                 "ARTICLE SEVEN

         No shareholder shall have the right to cumulate their votes at any election of directors."

         3. The following amendment alters Article VI of the Articles of Incorporation filed April 16, 1981 which is amended to read:


                                       "VI

          The street address of the registered office is 12616 Fuqua Street, Houston, Texas and the name of its registered agent at such address is Robert M. Apgar."

                                  ARTICLE THREE

         The number of shares of the corporation outstanding at the time of the adoption was 2,000; and the number of shares entitled to vote on the amendment was 2,000.

                                  ARTICLE FOUR

         The number of shares that voted for the amendments were 1750; and the number of shares that voted against the amendments were 250.


Dated: March 16, 1995                        /s/ ROBERT M. APGAR
                                             ------------------------------
                                             By:  Robert M. Apgar,
                                                  Its President

                                                              FILED

                                                       IN THE OFFICE OF THE
                                                    SECRETARY OF STATE OF TEXAS
                                                            OCT 16 1997
                            ARTICLES OF AMENDMENT

                                   TO THE                    CLERK II U
                                                        CORPORATIONS SECTION
                         ARTICLES OF INCORPORATION



Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its articles of incorporation:


                                   ARTICLE ONE


         The name of the corporation is JAR INDUSTRIES, INC.


                                   ARTICLE TWO


         The following amendment to the articles of incorporation was adopted by the shareholders of the corporation on August 29, 1997.

         The amendment alters or changes article I of the original or amended articles of incorporation and the full text of each provision altered is as follows:

         The new name of the corporation is NETWORK CABLING SERVICES, INC.


                                  ARTICLE THREE


         The number of shares of the corporation outstanding at the time of such adoption was 1,900; and the number of shares entitled to vote there was 1,900.


                                  ARTICLE FOUR


         The number of shares voted for such amendment was 1,900; and the number of shares voted against such amendment was 0.


                                  ARTICLE FIVE


          The manner in which any exchange, reclassification or cancellation of issued shares provided for in the amendment shall be affected, is as follows:

         No change in capital.


Dated: September 4, 1997


                                        JAR Industries, Inc.


                                        By   /s/ JASON B. LUSSIER
                                             ---------------------------------
                                             Jason B. Lussier, Vice President


                                       1